SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2005

Residential Asset Mortgage Products, Inc. (as depositor under a Trust Agreement, dated as of March 29, 2005 and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Certificates, Series 2005-HE1).

Residential Asset Mortgage Products, Inc.

(Exact name of registrant as specified in its charter)
DELAWARE	333-117232-22	41-1955181
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota		55437
(Address of principal executive offices)		(Zip code)
(952) 857-7000
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

20.1 November 2005 Monthly report

GMACM Home Equity Loan-Backed Certificates, GMACM Series 2005-HE1Servicing Certificates, for Payment Date 11/25/2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant

By: /s/ Al Gentile

Name: Al Gentile

Title: Vice President

Date: November 25, 2005